                                                               EXECUTION VERSION

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 12, 2002, is entered into by and among AVNET, INC., a New York corporation ("Avnet"), the lenders party to the Credit Agreement referred to below (each a "Lender" and, collectively, the "Lenders") and BANK OF AMERICA, N.A., as administrative agent for itself and the other Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

         A. Avnet, the Lenders and the Administrative Agent are parties to that certain Credit Agreement (Multi-Year) dated as of October 25, 2001, as amended or modified by that First Amendment to Credit Agreement (Multi-Year) dated as of March 29, 2002, that Second Amendment to Credit Agreement (Multi-Year) dated as of October 10, 2002, that certain letter agreement dated as of November 8, 2002, that Third Amendment to Credit Agreement dated as of November 23, 2002, and that Fourth Amendment to Credit Agreement dated as of December 9, 2002 (as so amended or modified, the "Credit Agreement"), pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to Avnet and certain of its Subsidiaries.

         B. Avnet has requested that the Administrative Agent and the Lenders agree to certain amendments of the Credit Agreement.

         C. The Administrative Agent and the Lenders are willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement as amended hereby.

         2. Amendments to Credit Agreement. The Credit Agreement shall be amended as follows, effective as of the Effective Date:

                  (a) Section 1.01 of the Credit Agreement shall be amended as follows:

                           (i) By amending and restating the following defined
                  term in its entirety:

                           "Foreign Stock Collateral" means, at any time,
                  Collateral issued by any First Tier Foreign Subsidiary (other than any Dormant Subsidiary) and pledged to the Administrative Agent pursuant to the Foreign Stock Pledge Agreement.

                           (ii) By inserting the following additional defined
                  term in the proper alphabetical order:


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                           "EU Affiliate" means Banc of America Securities
                  Limited, a limited liability company organized under the laws of England and Wales, and any successor thereto.

                  (b) Section 2.01(b) of the Credit Agreement shall be amended by inserting after the phrase "provided, however," the following: "that the aggregate amount of all Administrative Agent Advances outstanding at any time shall not exceed $5,000,000; and provided further,".

                  (c) Article II of the Credit Agreement shall be further amended by adding the following at the end thereof:

                           "2.16 PARALLEL DEBT. Solely for purposes of ensuring
                  and preserving the validity, effectiveness and enforceability of certain Collateral Documents relating to certain of Avnet's European Subsidiaries, Avnet shall owe to the EU Affiliate and to the Administrative Agent, as a separate and independent obligation, an amount equal to the Outstanding Amount of all Loans and L/C Obligations from time to time outstanding (such obligation, the "Parallel Obligation"); provided that (i) the Parallel Obligation shall not be in replacement of any Outstanding Amount owing to the Lenders, which shall continue to exist unaffected by the existence of the Parallel Obligation; (ii) any payment made to the Administrative Agent or any Lender in respect of any Outstanding Amount shall be deemed made also in respect of and shall to such extent be deemed to satisfy the Parallel Obligation; (iii) any payment made to or received by the EU Affiliate or the Administrative Agent in respect of the Parallel Obligation shall be immediately transferred to the Administrative Agent for the ratable benefit of the Lenders in accordance with the terms hereof, and shall be promptly applied to the then Outstanding Amount; and (iv) the EU Affiliate shall be entitled to the same rights and benefits as the Lenders pursuant to Article III in respect of the Parallel Obligation. For the avoidance of doubt, it is noted that security granted to the Administrative Agent or the EU Affiliate to secure the Parallel Obligation shall be granted to the Administrative Agent or the EU Affiliate, as the case may be, in its capacity as creditor (in its own name and behalf) of the Parallel Obligation. The Administrative Agent is hereby authorized to execute such documents and instruments with the EU Affiliate as may be necessary or appropriate in order to further effectuate the foregoing."

                  (d) Section 6.07 of the Credit Agreement shall be amended as follows:

                           (i) By renumbering subsection (n) as subsection (o);
                  and

                           (ii) By inserting the following as a new subsection
                  (n):

                           "(n) With respect to any Foreign Subsidiary of Avnet
                  party to any Collateral Document containing a prohibition on the incurrence of


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                  Liens, such Liens on property of such Foreign Subsidiary as are specifically permitted under such prohibition;"

                  (e) Section 6.21(b) of the Credit Agreement shall be amended as follows:

                           (i) By inserting after the first occurrence of the
phrase "Collateral Documents" the following: "(other than legal opinions, which are to be delivered directly to the Administrative Agent)";

                           (ii) By deleting the phrase "Schedule 6.21" and
replacing it with "Schedule 6.21-1"; and

                           (iii) By inserting at the end of the first sentence
thereof the following: "provided, however, that notwithstanding the foregoing, those Collateral Documents listed on Schedule 6.21-2 shall be executed and delivered no later than January 15, 2003".

                  (f) Section 6.21(c) of the Credit Agreement shall be amended by inserting at the end of the parenthetical clause therein the following: ", such legal opinions to be delivered directly to the Administrative Agent rather than into Document Escrow".

                  (g) Article VI of the Credit Agreement shall be further amended by adding the following at the end thereof:

                           "6.27 MODIFICATION OF SECURITIZATION DOCUMENTS. Avnet
                  shall not, from and after December 12, 2002: (a) amend, modify or supplement that certain Receivables Sale Agreement dated as of June 28, 2001, as amended, by and between Avnet and Avnet Receivables Corporation, a Delaware corporation (the "SPV"); or (b) consent to any amendment, modification or supplement of
                  (i) that certain Amended and Restated Receivables Purchase Agreement dated as of February 6, 2002, as amended (the "Receivables Purchase Agreement"), by and among the SPV, Avnet, the commercial paper conduits and financial institutions party thereto as "Purchasers," and Bank One, NA (Main Office Chicago), as agent for the Purchasers, or (ii) any other "Transaction Document" (as such term is defined in the Receivables Purchase Agreement); in each case (a) or (b), that in any manner, directly or indirectly, (y) expands the scope of property transferred to the SPV or (z) restricts or impairs the SPV's legal or contractual ability to make any "SPV Distributions" (as such term is defined in the Receivables Intercreditor Agreement).

                           6.28 REPURCHASE OF SECURITIZED RECEIVABLES. Avnet
                  shall not, and shall not permit any of its Subsidiaries to, repurchase any Permitted Receivables subject to a Permitted Securitization, other than pursuant to a Permitted Securitization Refinancing.

                           6.29 INVENTORY LOCATED ON CUSTOMER PREMISES. With
                  respect to any inventory of Avnet or any of its Subsidiaries now or hereafter located or to be located on customer premises having a value equal to or greater than $500,000 in respect of any such customer, Avnet shall, in


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                  respect of any such customer existing as of December 31, 2002, make best efforts in order that by February 14, 2003, it has either (a) Perfected Avnet's or such Subsidiary's Lien on or other interest in all such inventory by filing UCC-1 financing statements naming each such customer as the "debtor" in the jurisdiction in which such customer is organized, providing notice of Avnet's or such Subsidiary's Lien on or other interest in such inventory, or (b) otherwise taken all actions reasonably requested by the Administrative Agent in order to evidence the ownership of such inventory by Avnet or such Subsidiary. Avnet shall deliver to the Administrative Agent a certificate confirming the completion of either item (a) or
                  (b) hereunder. In respect of any such customer arising after December 31, 2002, Avnet shall make best efforts to complete either of the undertakings above as soon as possible thereafter and shall from time to time deliver to the Administrative Agent certificates confirming such completion."

                  (h) Schedule 6.21 to the Credit Agreement shall be renumbered as Schedule 6.21-1, and a new Schedule 6.21-2 shall be added to the Credit Agreement in the form of Schedule 6.21-2 hereto.

         3. Intercreditor Agreement. The Lenders hereby approve and ratify the Receivables Intercreditor Agreement in the form of Exhibit A hereto, and hereby instruct the Administrative Agent to execute and deliver the Receivables Intercreditor Agreement. The Lenders hereby acknowledge that it is their intent that and hereby represent to the Administrative Agent that (a) the Administrative Agent has the power and authority to bind each Lender to the Receivables Intercreditor Agreement, all as if each such Lender were a signatory thereof, and (b) upon the execution and delivery of the Receivables Intercreditor Agreement by the Administrative Agent, such agreement will constitute the legal, valid and binding obligation of each Lender enforceable against each such Lender in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The Lenders further acknowledge that the Administrative Agent is relying upon the foregoing assurances in executing and delivering the Receivables Intercreditor Agreement. This Section 3 is hereby incorporated into and made a part of Article VIII of the Credit Agreement by this reference.

         4. Representations and Warranties. Avnet hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) No Default or Event of Default has occurred and is continuing, either immediately prior to or after giving effect to this Amendment.

                  (b) The execution, delivery and performance by Avnet of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of


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Avnet, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

                  (c) All representations and warranties of Avnet contained in
Article V of the Credit Agreement as amended hereby are true and correct as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

                  (d) Avnet is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Lenders or any other Person.

                  (e) As of the Effective Date, there are no Designated Borrowers under the Credit Agreement.

         5. Effective Date. This Amendment will become effective as of the date shown first above, provided each of the following conditions precedent has been satisfied (the "Effective Date"):

                  (a) The Administrative Agent shall have received from each of Avnet and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to this Amendment.

                  (b) The Administrative Agent shall have received from the secretary or assistant secretary of Avnet a certificate providing satisfactory evidence of the authorization of the execution, delivery and performance by Avnet of this Amendment and any other documents contemplated hereby.

                  (c) The Administrative Agent shall have received from Avnet a certificate executed by a Responsible Officer of Avnet, dated as of the Effective Date and certifying that (i) all representations and warranties contained herein are true and correct on and as of the Effective Date as though made on and as of such date and (ii) on and as of the Effective Date, no event has occurred which has or would reasonably be likely to have a material adverse effect on the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of Avnet or of Avnet and its Subsidiaries taken as a whole, or on the facts and information regarding Avnet and its Subsidiaries as represented as of the date hereof.

                  (d) The Administrative Agent shall have received satisfactory evidence that Avnet has paid (i) all Attorney Costs of the Administrative Agent to the extent invoiced prior to the Effective Date (including any previously invoiced and outstanding Attorney Costs that relate to services previously provided), plus such additional amounts of Attorney Costs as shall constitute the Administrative Agent's reasonable estimate of Attorney Costs incurred or to be incurred by it through the Effective Date (provided that such estimate shall not thereafter preclude a final settling of accounts between Avnet and the Administrative Agent) and (ii) all other reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.


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                  (e) The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Administrative Agent may request.

                  (f) Avnet shall have executed and delivered or caused to be executed and delivered into Document Escrow or to the Administrative Agent all of the Collateral Documents listed on Schedule I hereto, other than those Collateral Documents listed (i) on Schedule 6.21-2 to the Credit Agreement and
(ii) in item 6 of Schedule I hereto.

                  (g) The Effective Date shall have occurred no later than December 12, 2002.

For purposes of determining compliance with the conditions specified in this
Section 5, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

         6. Reservation of Rights. Avnet acknowledges and agrees that the execution and delivery by the Administrative Agent and the Required Lenders of this Amendment shall not (a) be deemed to create a course of dealing or otherwise obligate the Administrative Agent or any Lender to execute similar amendments under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Administrative Agent or any Lender with respect to any term or provision of any Loan Document.

         7. Miscellaneous.

                  (a) The Lenders hereby acknowledge, solely in favor and for the benefit of the Administrative Agent, that the Collateral Documents will or may consist only of those Collateral Documents listed on Schedule I hereto, copies of all of which the Administrative Agent has made available for review by each Lender upon such Lender's request, and the Lenders hereby approve and ratify the Administrative Agent's decisions to request only those Collateral Documents listed on such schedule.

                  (b) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. The Credit Agreement, as amended hereby, is hereby ratified by Avnet.

                  (c) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                  (d) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS
9.19 AND 9.20 OF THE CREDIT AGREEMENT, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE HEREBY INCORPORATED HEREIN IN FULL.


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                  (e) This Amendment may be executed in any number of
counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or Avnet shall bind such Lender or Avnet, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

                  (f) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 9.01 of the Credit Agreement.

                  (g) Each provision of this Amendment shall, whenever possible, be interpreted in such a manner as to be effective, valid and enforceable in all respects. If, however, any provision of this Amendment shall be prohibited by any applicable law or regulation in any jurisdiction, or shall be invalid or unenforceable for any reason, such provision shall be deemed modified (i) as to such jurisdiction, in order to conform to the minimum requirements of such law or regulation, or (ii) to the minimum extent necessary in order to render such provision valid and enforceable. If, for any reason, such provision is not deemed so modified, it shall be ineffective, invalid or unenforceable only to the extent of such prohibition, invalidity or unenforceability, without affecting the remaining provisions of this Amendment, the Credit Agreement or any other Loan Documents.

                  (h) Avnet covenants to pay to or reimburse the Administrative Agent, upon demand, for all out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the other documents contemplated hereby.

                  (i) This Amendment shall constitute a Loan Document.

                            [Signature pages follow]


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                  IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Amendment as of the date first above written.

                                   AVNET, INC.

                                   By: /s/ Raymond Sadowski
                                   Name: Raymond Sadowski
                                   Title: Senior Vice President and Chief
                                   Financial Officer

                                   BANK OF AMERICA, N.A., as the Administrative
                                   Agent, a Lender, the L/C Issuer and the Swing Line Lender


                                   By: /s/ Sugeet Manchanda
                                   Name: Sugeet Manchanda
                                   Title: Principal

                                   ABN AMRO BANK N.V., as a Lender


                                   By: /s/ Maria Vickroy-Peralta
                                   Name: Maria Vickroy-Peralta
                                   Title: Senior Vice President


                                   By: /s/ Peter Hsu
                                   Name: Peter Hsu
                                   Title: Vice President

                                   THE BANK OF NOVA SCOTIA, as a Lender


                                   By: /s/ Kemp Leonard
                                   Name: Kemp Leonard
                                   Title: Director

                                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as a
                                   Lender


                                   By:   ________________________________
                                   Name: ________________________________
                                   Title: _______________________________

                                   BANK ONE, N.A., as a Lender


                                   By: /s/ Joseph R. Perdenza
                                   Name: Joseph R. Perdenza
                                   Title: Director

                                   CREDIT SUISSE FIRST BOSTON, as a Lender


                                   By: /s/ Robert Hetu
                                   Name: Robert Hetu
                                   Title: Director


                                   By: /s/ Guy M. Brown
                                   Name: Guy M. Brown
                                   Title: Associate

                                   WACHOVIA BANK, NATIONAL ASSOCIATION, as a
                                   Lender


                                   By: /s/ George L. Woolsey
                                   Name: George L. Woolsey
                                   Title: Vice President

                                   FLEET NATIONAL BANK, as a Lender


                                   By:  __________________________________
                                   Name: _________________________________
                                   Title: ________________________________

                                   KBC BANK, N.V., as a Lender


                                   By:  ___________________________________
                                   Name: __________________________________
                                   Title: _________________________________


                                   By:  ___________________________________
                                   Name: __________________________________
                                   Title: _________________________________

                                   NATEXIS BANQUES POPULAIRES, as a Lender


                                   By:  ___________________________________
                                   Name: __________________________________
                                   Title: _________________________________


                                   By:  ___________________________________
                                   Name: __________________________________
                                   Title: _________________________________

                                   THE NORTHERN TRUST COMPANY, as a Lender


                                   By: /s/ Eric Dybing
                                   Name: Eric Dybing
                                   Title: Second Vice President

                                   SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as a Lender


                                   By:  ___________________________________
                                   Name: __________________________________
                                   Title: _________________________________

                                   STANDARD CHARTERED BANK, as a Lender


                                   By: /s/ Mary Machado-Schammel
                                   Name: Mary Machado-Schammel
                                   Title: Sr. Vice President


                                   By: /s/ Andrew Y. Ng
                                   Name: Andrew Y. Ng
                                   Title: Vice President

                                   UNICREDITO ITALIANO, NEW YORK BRANCH, as a
                                   Lender


                                   By:  ___________________________________
                                   Name: __________________________________
                                   Title: _________________________________


                                   By:  ___________________________________
                                   Name: __________________________________
                                   Title: _________________________________